                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement               [ ]  Confidential, For Use of the Commission
                                               Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2


                             THE TAIWAN FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                             THE TAIWAN FUND, INC.
                225 FRANKLIN STREET, BOSTON, MASSACHUSETTS 02110
      FOR QUESTIONS ABOUT THE PROXY STATEMENT, PLEASE CALL (888) 848-1806

                                                                   July 24, 2001

Dear Stockholder:

     Enclosed you will find a Notice and Proxy Statement for the Special Meeting of Stockholders of The Taiwan Fund, Inc. (the "Fund") to be held on Wednesday, August 22, 2001.


     The matters on which you, as a stockholder of the Fund, are being asked to vote are: (i) the approval of a new Securities Investment Trust -- Investment Management and Custodian Contract (the "Management Contract") among the Fund, China Securities Investment Trust Corporation ("CSITC") and the Fund's custodian, pursuant to which CSITC will continue to serve as the investment advisor with respect to the assets of the Fund and (ii) the approval of a new U.S. Asset Advisory Agreement between the Fund and CSITC (the "U.S. Asset Advisory Agreement") pursuant to which CSITC will continue to serve as the investment advisor with respect to the assets of the Fund held in the United States. After reviewing each matter carefully, the Board of Directors recommends that you vote FOR the proposals.


     YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE TAKE A FEW MINUTES TO REVIEW THIS MATERIAL, CAST YOUR VOTE ON THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

     Thank you very much for your assistance.

                                                      Sincerely,

                                                      BENNY T. HU
                                                      President


                                                                    TWNCM2-PS-01

                             THE TAIWAN FUND, INC.

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                                AUGUST 22, 2001

To the Stockholders of THE TAIWAN FUND, INC.:

     NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders of The Taiwan Fund, Inc. (the "Fund") will be held at the offices of Clifford Chance Rogers & Wells LLP, 200 Park Avenue, 52nd Floor, New York, New York 10166, on Wednesday, August 22, 2001 at 11:00 A.M., New York time, for the following purpose:


          (1) To approve the new Management Contracts between the Fund and CSITC.



          (2) To approve the new U.S. Asset Advisory Agreement between the Fund and CSITC.



          (3) To transact such other business as may properly come before the meeting or any adjournments thereof.


     The Board of Directors has fixed the close of business on July 13, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournments thereof.

     You are cordially invited to attend the meeting. Stockholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited by the Board of Directors of the Fund.

                                                      By order of the Board of
                                                      Directors,

                                                      HAICHI VICKI HAU
                                                      Secretary

July 24, 2001

                             THE TAIWAN FUND, INC.
                              225 FRANKLIN STREET
                          BOSTON, MASSACHUSETTS 02110

                              QUESTIONS & ANSWERS

WE RECOMMEND THAT YOU READ ALL OF THIS PROXY STATEMENT. FOR YOUR CONVENIENCE, WE HAVE PROVIDED A BRIEF OVERVIEW OF THE ISSUES TO BE VOTED UPON AT THE SPECIAL MEETING OF SHAREHOLDERS.

Q:  WHAT IS HAPPENING?

A: On May 16, 2001, China Development Industrial Bank ("CDIB") entered into an agreement with HSBC Asset Management (Europe) Limited ("HSBC Asset Management") to sell its controlling interest in China Securities Investment Trust Corporation ("CSITC") to HSBC Asset Management. CSITC is the investment advisor for the Taiwan Fund, Inc. (the "Fund"). The closing of the sale by CDIB of its interest in CSITC is scheduled to take place in August 2001, subject to the receipt of necessary regulatory approvals. This transfer of interest will automatically terminate the Fund's existing advisory contracts with CSITC. The reason that the advisory contracts will terminate is because Section 15(a) of the Investment Company Act of 1940 (the "Investment Company Act") requires that any assignment of an advisory contract automatically result in its termination, and the sale of a controlling interest in CSITC is deemed by the Securities and Exchange Commission (the "SEC") to be an assignment. We are convening a Special Meeting of Shareholders to give the Fund's shareholders the opportunity to approve new advisory contracts for the Fund.

Q:  WHY AM I BEING ASKED TO VOTE?

A: The Investment Company Act, which regulates investment companies in the United States such as the Fund, requires a shareholder vote to approve a new investment advisory contract whenever there is a change in control of a fund's investment advisor.

Q:  HOW WILL THE NEW AGREEMENTS AFFECT MY SHARES?

A: The Fund and its investment objectives will remain the same. CSITC's fee structure, and underlying expenses will not change as a result of the transfer of controlling interest by CDIB to HSBC Asset Management. The primary consequence of the transaction is that CSITC will become a subsidiary of HSBC Asset Management. The new investment advisory contracts between the Fund and CSITC would be virtually identical to the old advisory contracts and call for CSITC to operate as it has done in the past. You will continue to receive the same level of services that you have come to expect over the years.

Q:  WILL THE INVESTMENT ADVISORY FEES BE THE SAME?

A: Yes, the investment advisory fees paid by the Fund to CSITC will remain the same.

Q:  WILL MY VOTE MAKE A DIFFERENCE?

A: Yes, your vote is needed to ensure that the new advisory contracts are approved. It is important that as many shareholders as possible be represented in the voting process.

Q:  HOW DOES THE BOARD SUGGEST THAT I VOTE?

A: The Board of Directors for the Fund recommends that you vote "FOR" the proposed new advisory contracts between the Fund and CSITC.

Q:  WHO IS PAYING FOR EXPENSES RELATED TO THE SPECIAL MEETING OF SHAREHOLDERS?

A: All costs of the proxy solicitation and the Special Meeting of Shareholders will be paid by CSITC. None of the costs associated with the transaction or this shareholder vote will be borne by the Fund.

Q:  WHO DO I CALL IF I HAVE QUESTIONS?

A: We will be happy to answer your questions about the proxy solicitation. Please call us at (888) 848-1806.

Q:  WHERE DO I MAIL MY PROXY CARD?

A:  You may mail your proxy card using the enclosed postage paid envelope.

                                PROXY STATEMENT
                             THE TAIWAN FUND, INC.
                                  INTRODUCTION


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of THE TAIWAN FUND, INC. (the "Fund") for use at the Special Meeting of Stockholders (the "Meeting"), to be held at the offices of Clifford Chance Rogers & Wells LLP, 200 Park Avenue, 52nd Floor, New York, New York 10166, on Wednesday, August 22, 2001 at 11:00 A.M., New York time, and at any adjournments thereof to consider and act upon proposals to approve new advisory contracts between the Fund and China Securities Investment Trust Corporation ("CSITC") pursuant to which CSITC will continue to serve as the investment advisor with respect to the assets of the Fund.



     The approximate date on which this Proxy Statement and the form of proxy will be mailed to stockholders is July 24, 2001. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary of the Fund c/o the Fund's administrator, State Street Bank and Trust Company, at the Fund's address at 225 Franklin Street, Boston, Massachusetts 02110) or in person at the meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in this Proxy Statement. Abstentions and broker non-votes are each included in the determination of the number of shares present at the meeting for purposes of determining the presence of a quorum but will be counted as votes cast against the proposals to approve the new advisory contracts.


     The Board of Directors has fixed the close of business on July 13, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournment thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, the Fund had outstanding 16,365,572 shares of common stock.

     The required majority for approval of the new advisory contracts is the lesser of:

          (1) 67% of the outstanding shares of the Fund present at the Meeting;
     or

          (2) More than 50% of the outstanding shares of the Fund.


     Management of the Fund knows of no business other than that mentioned in Proposals (1) and (2) of the Notice of Meeting which will be presented for consideration at the meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.


     THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR ITS FISCAL YEAR ENDED AUGUST 31, 2000 AND A COPY OF ITS SEMI-ANNUAL REPORT FOR THE SIX-MONTH PERIOD ENDED FEBRUARY 28, 2001 TO ANY STOCKHOLDER REQUESTING SUCH REPORTS. REQUESTS FOR THESE REPORTS SHOULD BE MADE BY WRITING TO THE TAIWAN FUND, INC., 225 FRANKLIN STREET, BOSTON, MASSACHUSETTS 02110, ATTENTION: ANN CASEY, OR BY CALLING 1-800-636-9242.

                     BACKGROUND AND TRANSFER OF INTEREST IN
                 CHINA SECURITIES INVESTMENT TRUST CORPORATION
                      BY CHINA DEVELOPMENT INDUSTRIAL BANK

     China Securities Investment Trust Corporation ("CSITC"), incorporated in Taipei, Taiwan in 1986 and registered as an investment adviser under the Investment Advisers Act of 1940, currently serves as the investment advisor to the Fund. China Development Industrial Bank ("CDIB") currently holds a controlling interest in CSITC. On May 16, 2001, CDIB entered into an agreement to sell its 52.87% interest in CSITC to HSBC Asset Management Europe (Limited) ("HSBC Asset Management"), subject to the receipt of necessary regulatory approvals. It is also expected that, following this sale, all or most of the remaining 47.13% interest in CSITC (which is held by a number of shareholders, including Merrill Lynch (which owns 12.71% of the shares of CSITC) and individual employees of CSITC), will also be sold eventually to HSBC Asset Management. The closing for this sale is expected to take place in August 2001 (the "Closing Date").

     This sale of a controlling interest in CSITC will be deemed by the Securities and Exchange Commission (the "SEC") to be an assignment of the Securities Investment Trust -- Investment Management and Custodian Contract and the U.S. Asset Advisory Agreement each between CSITC and the Fund, and each dated as of December 16, 1986 (together and as subsequently amended, the "Prior Agreements"). Due to this assignment, the Prior Agreements will automatically terminate on the Closing Date. The Prior Agreements originally became effective on December 16, 1986 in connection with the establishment of the Fund. The original Securities Investment Trust -- Investment Management and Custodian Contract has been amended twice, once in June 1997 and later in February 1998, and both of these amendments were approved by the Fund's shareholders. The U.S. Asset Advisory Agreement was last approved by the Fund's shareholders on February 8, 1995.

     On June 13, 2001, the Board of Directors of the Fund (the "Board") approved the new advisory agreements for the Fund which are being submitted for shareholder approval at this stockholders meeting. The Board also approved temporary advisory agreements (the "Interim Agreements") which will become effective on the Closing Date if the new advisory agreements have not been approved by the Fund's stockholders by that date. If the Interim Agreements do become effective, they will terminate automatically on the 150th day following the Closing Date. The purpose of the Interim Agreements is to allow additional time for shareholders to vote on the new advisory contracts.

                  INFORMATION CONCERNING HSBC ASSET MANAGEMENT

     HSBC Asset Management is a wholly-owned subsidiary of HSBC Holdings plc, one of the largest banks and financial services companies in the world with assets of US$674 billion as of December 31, 2000. HSBC Asset Management is one of the leading global asset management companies in the world. As of March 31, 2001, HSBC Asset Management had US$133.6 billion of assets under management globally, including US$14.6 billion in the Asia Pacific region. HSBC Asset Management has over 1,300 employees and maintains offices in ten different locations in key financial centers around the world. The principal address of HSBC Asset Management is 6 Bevis Marks, London, England EC3A 7JQ.

              SECTION 15(F) OF THE INVESTMENT COMPANY ACT OF 1940

     The sale by CDIB of its interest in CSITC is subject to Section 15(f) of the Investment Company Act. Section 15(f) provides in substance that, when a sale of a controlling interest in an investment advisor, which manages an investment company registered under the Investment Company Act, occurs, the investment advisor or any of its affiliated persons, as defined in the Investment Company Act, may receive any amount or benefit in connection with the sale as long as two conditions are satisfied.

     First, an "unfair burden" must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable to the sale. The term "unfair burden" (as defined in the Investment Company Act) includes any arrangement during the two-year period after the transaction whereby the investment advisor (or predecessor or successor advisor), or any "interested person" (as defined in the Investment Company Act) of any such advisor, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company. The Board is not aware of any circumstances arising from the sale that might result in an unfair burden being imposed on the Fund. CSITC and HSBC Asset Management have represented to the Board that no unfair burden will be placed on the Fund as a result of the acquisition.

     The second condition of Section 15(f) is that during the three-year period following the completion of a sale transaction, at least 75% of the investment company's directors must not be "interested persons" (as defined in the Investment Company Act) of the investment advisor or predecessor advisor or its affiliates. The Fund's current Board complies with this requirement and the Fund intends to maintain a Board similarly comprised for at least the three years required by Section 15(f).

                             THE INTERIM AGREEMENTS

     Pursuant to Section 15(a)(4) of the Investment Company Act, upon the consummation of the sale by CDIB on the Closing Date, the Prior Agreements will be immediately terminated. If, as of the Closing Date, shareholders of the Fund have not yet approved new advisory contracts for the Fund, the Interim Agreements authorized by the Board pursuant to Rule 15a-4 under the Investment Company Act on June 13, 2001 will take effect and will continue to operate for up to 150 days following the Closing Date. The Interim Agreements operate exactly as the Prior Agreements did with the following exception: all compensation earned by CSITC during the term of the Agreement will be held in an interest-bearing escrow account with the Fund's custodian or a bank. If the new advisory contracts are approved by a majority of the Fund's shares (see below) then the entire amount in the escrow account, including the earned interest, will be paid to CSITC. If, however, the new advisory contracts are not approved by a majority of the Fund's shares, then CSITC will be paid out of the escrow account the lesser of (i) any costs incurred by CSITC in performing under the Interim Agreements (plus interest earned on that amount while in escrow), or
(ii) the entire amount in the escrow account (including interest earned). In addition, the Interim Agreements provide that they may be terminated at any time, without penalty, by either the Fund's Board of Directors or a majority of the Fund's outstanding voting securities on not more than 10 days' written notice to CSITC.

             THE NEW MANAGEMENT AND U.S. ASSET ADVISORY AGREEMENTS

     On June 13, 2001 the Board, and all of the Independent Directors, voted to approve and recommend to shareholders a new Investment Management and Custodian Contract (the "Management Contract") and a new U.S. Asset Advisory Agreement (the "U.S. Asset Advisory Agreement" and together with the Management Contract, the "New Agreements") which will, if approved by the Fund's shareholders, replace the Prior Agreements (and the Interim Agreements if they became effective as described above). Shareholders will vote on the New Agreements at the Special Meeting of Shareholders. The New Agreements are in substance identical to the Prior Agreements except for the effective date.

     The fees will likewise remain unchanged. Under the Prior Agreements, CSITC is entitled to receive from the Fund an annual fee equal to 1.30% of the value of the average daily assets of the Fund, subject to a performance adjustment of up to a maximum of plus or minus 0.30%. The performance adjustment is calculated based on a rolling 36-month performance period (i.e. the most recent month plus the previous 35 months). One-twelfth of the 1.30% annual basic fee rate is applied to the Fund's net assets averaged over the most recent month, giving a dollar amount which is the basic fee for that month. The performance adjustment is added to or subtracted from the basic fee. The Fund's performance is compared with the record of the Taiwan Stock Exchange Index (the "TSE Index") over the 36-month performance period. The maximum annualized performance adjustment rate is plus or minus 0.30%. The percentage difference (up to a maximum of 10) in performance between the Fund and the TSE Index during the period is multiplied by 0.03%. One-twelfth of this rate is then applied to the Fund's net assets averaged over the performance period, giving the dollar amount which will be added to or subtracted from the basic fee for that month. The performance adjustments are calculated in compliance with Rule 205-1 under the Investment Advisers Act of 1940. For the fiscal year ended August 31, 2000, CSITC received aggregate management fees for the Fund equal to $5,926,355, approximately 1.54% of the Fund's average net assets.


     Under both the New Agreements and the Interim Agreements, the performance adjustment will continue to be calculated as if these agreements were extensions of the Prior Agreements, rather than new advisory agreements, and thus the existing 36-month rolling performance period will continue uninterrupted. This is being done in order to avoid a termination of the existing 36-month rolling performance period which would occur if new performance periods were commenced under the New Agreements and the Interim Agreements. Such a termination could result in the Fund paying a greater or lesser aggregate fee to CSITC than would be the case if the Prior Agreements were not terminated. The Board believes that this approach is appropriate and most fair to the Fund's shareholders since it will result in the Fund paying exactly the same level of advisory fees as it would if the Prior Agreements were not terminated.

     The Fund entered into the U.S. Asset Advisory Agreement because Taiwan regulations do not permit the Fund's U.S. dollar denominated assets to be held in the trust fund arrangement established under the Management Contract. As a result, these U.S. dollar-denominated assets are managed separately by CSITC under the U.S. Asset Advisory Agreement, although CSITC receives asset management fees on all of the Fund's net assets under the Management Contract, and thus no additional fees are paid under the U.S. Asset Advisory Agreement. The approvals of the Management Contract and the U.S. Asset Advisory Agreement are contingent upon each other and stockholders should consider them effectively as a single contractual arrangement with CSITC for the management of the Fund's assets.

     Under the New Agreements, CSITC will continue to provide the same investment advisory services to the Fund that it provided under the Prior Agreements, including deciding what securities will be purchased and sold by the Fund, when purchases and sales are to be made, and arranging for such purchases and sales, all in accordance with the provisions of the Investment Company Act and any rules thereunder, the governing documents of Fund and any policies and determinations of the Board.

     As compensation for its services to the Fund under the New Agreements, CSITC will be entitled to receive from the Fund fees calculated at the same rate as those charged under the Prior Agreements, as described above. If approved by shareholders, the New Agreements will become effective either immediately (if the Interim Agreements have become effective) or on the Closing Date (if they have not), and will remain in effect for an initial term of two years and shall continue thereafter provided their continuance is specifically approved by:

          1. A majority vote of the Board, cast in person at a meeting called for that purpose; or

          2. A vote of the holders of a majority of the outstanding voting securities of the Fund; and

          3. In either event, by a majority of the Board who are not parties to the New Agreements or interested persons of the Board or of any such party ("Independent Directors").

     The New Agreements provide that they may be terminated at any time, without penalty, by either party upon 60 days' written notice, provided that termination by the Fund shall be directed or approved by a vote of the Board or by a vote of holders of a majority of the shares of the Fund.

     Forms of the Management Contract and the U.S. Asset Advisory Agreement are attached hereto as Appendices A and B respectively.

                           THE BOARD'S CONSIDERATION

     On June 13, 2001, the Board, including all of the Independent Directors, met and unanimously voted (i) to approve the New Agreements and recommend them to shareholders, and (ii) to approve the Interim Agreements (which do not require shareholder approval). In making its decision to approve the New Agreements, the Board considered a number of factors, including the fact that the Fund's portfolio would continue to be managed by the current CSITC portfolio management team, that over a number of years this portfolio management team had achieved what the Board considers to be excellent investment results for the Fund and the good reputation of CSITC as an investment manager in Taiwan. In addition, the Board considered the fact that HSBC, as a major global asset management company with extensive resources and expertise in Asia, could add additional support and resources to CSITC in connection with its asset management business. The Board also considered that over the many years that CSITC has acted as an investment manager for the Fund's assets, it as provided high quality service to the Fund and has been attentive and responsive to Board requests for information. In view of these factors, and in an effort to maximize continuity in the management of the Fund, the Board in approving and recommending the New Agreements and approving the Interim Agreements decided to maintain the same management relationship with CSITC. The Board expressed its desire that the Fund continue to be managed by the current portfolio management team, based on the Fund's performance record and CSITC's highly regarded investment capability in Taiwan. The Board also determined that the current fee level is appropriate and fair to the Fund.

     The Board recommends that the shareholders vote "FOR" the proposals to approve the Management Contract and the U.S. Asset Advisory Agreement between the Fund and CSITC.


BOARD OF DIRECTORS

     The following table presents information concerning the current Board of Directors. The information includes their positions and principal occupations during the last five years. Each director who is an "interested person" of the Fund (within the meaning of Section 2(a)(19) of the Investment Company Act) is indicated by an asterisk ("*") preceding his or her name.


                          PRESENT OFFICE WITH THE FUND,
                             PRINCIPAL OCCUPATION OR                       SHARES
                           EMPLOYMENT DURING PAST FIVE                  BENEFICIALLY     PERCENT
   NAME AND ADDRESS         YEARS AND DIRECTORSHIPS IN     DIRECTOR        OWNED           OF
   OF NOMINEE (AGE)          PUBLICLY-HELD COMPANIES        SINCE     JULY 13, 2001(1)    CLASS
   ----------------       -----------------------------    --------   ----------------   -------
Shao-Yu Wang (77)        Chairman of the Board of            1986           None            --
Apt. 5H                  Trustees, Soochow University
No. 56 Tun Hwa South     (1987-present); Chairman of the
Road, Section 2nd        Board of Trustees, Min Chuan
Taipei, Taiwan, ROC      University, (1986-present);
                         Chairman of the Board of
                         Trustees, Fu-Dan High School
                         (1986-present); Chairman, China
                         American Petrochemical Co., Ltd.
                         (1997-2000); Executive Director,
                         China American Petrochemical
                         Co., Ltd. (1976-present).

*Benny T. Hu (52)        President, China Development In-    1993           None            --
125 Nanking E. Road      dustrial Bank (1993-2001);
Section 5                Ambassador-at-Large, Republic of
Taipei, Taiwan, ROC      China (May 2001-present);
                         Chairman, Far Eastern Air
                         Transport Corp. (1995-present);
                         Chairman, China Securities
                         Investment Trust Corporation
                         (1992-1993); President, China
                         Securities Investment Trust
                         Corporation (1986-1992);
                         Director, China Steel
                         Corporation (1993-present).

David Dean (75)          Senior Advisor of the Chiang-       1991            540            --
8361 B. Greensboro       Ching-Kuo Foundation (1990-pre-
Drive                    sent).
McLean, Virginia 22102

Lawrence J. Lau (56)     Kwoh-Ting Li Professor of Eco-      1998           None            --
Stanford University      nomic Development, Stanford Uni-
Landau Economics         versity (1992-present);
Building,                Director, Stanford Institute for
Room 340 579 Serra Mall  Economic Policy Research at
Stanford, CA 94305-6072  Stanford University (1997-1999).

                          PRESENT OFFICE WITH THE FUND,
                             PRINCIPAL OCCUPATION OR                       SHARES
                           EMPLOYMENT DURING PAST FIVE                  BENEFICIALLY     PERCENT
   NAME AND ADDRESS         YEARS AND DIRECTORSHIPS IN     DIRECTOR        OWNED           OF
   OF NOMINEE (AGE)          PUBLICLY-HELD COMPANIES        SINCE     JULY 13, 2001(1)    CLASS
   ----------------       -----------------------------    --------   ----------------   -------
Joe O. Rogers (52)       Vice President, Business            1986          2,000            --
2477 Foxwood Drive       Development, PlanetPortal.com
Chapel Hill, NC 27514    (September 1999-present);
                         President, Rogers In-
                         ternational, Inc.
                         (1986-present); Director, The
                         China Fund, Inc. (1992-
                         present); Vice President,
                         Business Development, Thomson
                         Consulting (1998-1999); Partner,
                         PHH Fantus Consulting
                         (1993-1996); Vice President, PHH
                         Asia Corporation (1993-1996).

Jack C. Tang (73)        Co-Chairman (May 1999-present),     1989           None            --
5737 Baja Way            Chairman & CEO (June 1998-May
La Jolla, CA 92037       1999), Chairman Emeritus
                         (January 1997-June 1998),
                         Chairman & CEO (1987-December
                         1996), Tristate Holdings Ltd.;
                         Director, Mid Pacific Air
                         Corporation (1986-present); Di-
                         rector (1991-1999), Pacific Rim
                         Investments Ltd.

*Gloria Wang (46)        Secretary and Treasurer of the      1998           None            --
99 Tunhwa South Road,    Fund (1994-October 1998);
Section 2                Executive Vice President, China
Taipei, Taiwan, ROC      Securities Investment Trust
                         Corporation (1996-present).

Lawrence F. Weber (68)   Independent Consultant              1995           None            --
156 Ide Rd               (1993-present)
Williamstown, MA 01267

---------------
(1) The information as to beneficial ownership is based on statements furnished to the Fund by the nominees.

 +  Less than 1% of the outstanding shares.

  * Directors or nominees considered to be "interested persons" (as defined in the Investment Company Act) of the Fund or of the Fund's investment advisor. Mr. Hu is deemed to be an interested person because of his affiliation with China Development Industrial Bank, the principal shareholder of the Fund's investment advisor, China Securities Investment Trust Corporation (99 Tunhwa
    S. Road, Section 2, 24th Floor, Taipei, Taiwan ROC). Ms. Wang is deemed to be an interested person because of her affiliation with the Fund's investment advisor.

     The Fund's Board of Directors has an Executive Committee which may exercise the powers of the Board to conduct the current and ordinary business of the Fund while the Board is not in session. The current members of the Executive Committee are Messrs. Rogers and Wang.

     The Fund's Board of Directors has an Audit Committee which is responsible for reviewing financial and accounting matters. The Fund's Audit Committee is composed of directors who are not interested persons of the Fund and its actions are governed by the Fund's Audit Committee Charter. The current members of the Audit Committee are Messrs. Dean, Lau, Rogers, Tang, Wang and Weber. The Audit Committee convened four times during the fiscal year ended August 31, 2000.

     The Board of Directors of the Fund held two regular meetings and one special meeting during the fiscal year ended August 31, 2000. Mr. Hu attended fewer than 75% of the aggregate number of Board meetings.

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Fund's officers and directors, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the U.S. Securities and Exchange Commission (the "Commission") and the New York Stock Exchange, Inc. The Fund believes that its officers and directors have complied with all applicable filing requirements under Section 16(a) of the Exchange Act.

OFFICERS OF THE FUND

     Mr. Benny T. Hu (age 52), a director of the Fund, has served as President of the Fund since 1986.

     Ms. Haichi Vicki Hau (age 38), Secretary and Treasurer of the Fund since October 1998, also serves as a Senior Analyst of CSITC.

     Both Mr. Hu and Ms. Hau are considered to be "interested persons" (as defined in the Investment Company Act) of the Fund and CSITC.

TRANSACTIONS WITH AND REMUNERATION OF OFFICERS AND DIRECTORS

     The aggregate remuneration, including expenses relating to attendance at board meetings reimbursed by the Fund, paid in cash to directors not affiliated with CSITC was US$154,188 during the fiscal year ended August 31, 2000. The Fund currently pays each director that is not affiliated with CSITC an annual fee of US$10,000 plus US$1,000 for each directors' meeting and committee meeting attended.

     CSITC pays the compensation and certain expenses of Ms. Gloria Wang, a director of the Fund, and of Ms. Haichi Vicki Hau, an employee of CSITC who serves as Secretary and Treasurer of the Fund. Ms. Wang and Ms. Hau may participate in the advisory fees paid by the Fund to CSITC, although the Fund makes no direct payments to either of them.

     Mr. Lawrence J. Lau serves as a consultant to CSITC and receives a monthly fee of approximately US$2,500 for his consulting services. Mr. Lau's status as a consultant to CSITC does not render him an "interested person" of the Fund or CSITC under the Investment Company Act.

     The following table sets forth the aggregate compensation from the Fund paid to each director during the fiscal year ended August 31, 2000. CSITC and its affiliates do not advise any other U.S. registered investment companies and therefore the Fund is not considered part of a Fund Complex.

                                                             AGGREGATE
                                                            COMPENSATION
NAME OF DIRECTOR                                            FROM FUND(1)
----------------                                            ------------
Shao-Yu Wang..............................................    $17,000
Benny T. Hu*..............................................         --
David Dean................................................    $17,000
Lawrence J. Lau...........................................    $17,000
Joe O. Rogers.............................................    $17,000
Jack C. Tang..............................................    $16,000
Lawrence Weber............................................    $17,000
Gloria Wang*..............................................         --

---------------
(1) Includes all compensation paid to directors by the Fund. The Fund's directors do not receive any pension or retirement benefits as compensation for their service as directors of the Fund.

 * Mr. Hu and Ms. Wang, who are affiliated with CSITC and are therefore "interested persons" of the Fund, do not receive any compensation from the Fund for their service as directors.

THE INVESTMENT ADVISOR

     CSITC, the Fund's investment advisor, was incorporated in Taipei, Taiwan in 1986 and is registered as an investment advisor under the Investment Advisers Act of 1940. CSITC's principal address is 99 Tunhwa South Road, Section 2, Taipei, Taiwan ROC.

     The following table contains information concerning the principal executive officers and directors of CSITC. The address of each, as it relates to his duties at CSITC, is the same as that of CSITC (unless otherwise indicated):


                                         POSITION WITH CSITC AND
NAME                                       PRINCIPAL OCCUPATION
----                                     -----------------------
I-Ming Lin........................  Chairman and Director of CSITC
Albert King.......................  President and Director of CSITC
Gloria Wang.......................  Executive Vice President and
                                    Director of CSITC
Debra Wang........................  Vice President and Director of
                                    CSITC
Hui-ming Cheng....................  Director of CSITC; CFO, Winbond
4 Yenshin Road                      Electronic
Section 3,
Shinchu Industrial Science Park
Shinchu, Taiwan, ROC
Chris Hsu.........................  Director of CSITC; Deputy Manager,
11th Floor                          CDIB
125 Nankin E. Road
Section 5
Taipei, Taiwan, ROC
Kathy Young.......................  Director of CSITC; Deputy Manager,
11th Floor                          CDIB
125 Nankin E. Road
Section 5
Taipei, Taiwan, ROC
Winnie Wang.......................  Director of CSITC; Assistant
                                    Manager,
11th Floor                          CDIB
125 Nankin E. Road
Section 5
Taipei, Taiwan, ROC
Shih-yi Huang.....................  Director of CSITC; Assistant
                                    Manager,
11th Floor                          CDIB
125 Nankin E. Road
Section 5
Taipei, Taiwan, ROC
Jennifer Shao.....................  Director of CSITC; Assistant
                                    Manager,
11th Floor                          CDIB
125 Nankin E. Road
Section 5
Taipei, Taiwan, ROC
David Kao.........................  Director of CSITC; Director,
19th Floor                          Merrill Lynch Capital Markets
207 Tunhwa South Road               (Taiwan) Ltd.
Section 2
Taipei, Taiwan, ROC
Wanlop Wthitabha..................  Director of CSITC; General
2nd Floor                           Manager, Bangkok Bank Public Co.,
121 Sungchain Road                  Ltd.
Taipei, Taiwan, ROC

     CSITC manages five funds with a similar investment objective as the Fund. CSITC has never waived or reduced compensation for any of these funds and their details are as follows:

                            ANNUAL ADVISORY FEE RATE

                                                                     ANNUAL COMPENSATION
                                              NET ASSETS AS OF     (AS A PERCENTAGE OF THE
NAME OF FUND                                  DECEMBER 31, 2000   AVERAGE DAILY NET ASSETS)
------------                                  -----------------   -------------------------
China Securities Investment Trust Fund.......    20,279,298                 1.51%
China Growth Securities Investment Fund......    36,165,536                 1.50%
China Success Securities Investment Trust
  Fund.......................................    32,756,430                 0.70%
China Phoenix Securities Investment Trust
  Fund.......................................    43,039,773                 1.21%
Taiwan Blue Chips Securities Investment Trust Fund..    26,623,663           1.53%

THE ADMINISTRATOR

     The Fund's Administrator is State Street Bank and Trust Company, whose address is 2 Avenue de Lafayette, Boston, Massachusetts 02111.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     Set forth below is information with respect to persons who, to the knowledge of the management of the Fund, owned beneficially more than 5% of the Fund's outstanding shares as of July 13, 2001. The information is based on publicly available Schedule 13D and 13G disclosures filed with the Securities and Exchange Commission.

                           NAME AND ADDRESS      AMOUNT AND NATURE OF   PERCENT
    TITLE OR CLASS       OF BENEFICIAL OWNER     BENEFICIAL OWNERSHIP   OF CLASS
    --------------       -------------------     --------------------   --------
Common Stock             Lazard Freres & Co.    Has sole power to vote    8.82%
                                 LLC            and dispose of 994,300
                         30 Rockefeller Plaza          shares.
                          New York, NY 10020

Common Stock                    UBS AG          Has the sole power to      5.5%
                        Bahnhofstrasse 45 8021   vote and dispose of
                         Zurich, Switzerland       893,225 shares.

MISCELLANEOUS

     The cost of soliciting the proxies and preparing the proxy materials will be borne by CSITC. Proxies will be solicited by mail and may be solicited in person or by telephone by officers of the Fund or personnel of CSITC. The Fund's brokers, custodians, nominees, and fiduciaries are to forward solicitation material to the beneficial owners of stock held of record and CSITC will reimburse them for their reasonable out-of-pocket expenses in forwarding such solicitation material. In addition, the Fund has retained Georgeson Shareholder Communications Corporation to assist in the proxy solicitation. The cost of their services is estimated at US$10,000, plus out-of-pocket expenses.

     No business other than as set forth herein is expected to come before the meeting, but should any other matter requiring a vote of stockholders arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Fund.

STOCKHOLDER PROPOSALS

     In order to submit a stockholder proposal to be considered for inclusion in the Fund's proxy statement for the Fund's 2002 Annual Meeting of Stockholders (expected to be held in February 2002), stockholder proposals must be received by the Fund (addressed to The Taiwan Fund Inc., 225 Franklin Street, Boston, Massachusetts 02110) not later than August 24, 2001. Any stockholder who desires to bring a proposal at the Fund's 2002 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement, must deliver written notice thereof to the Secretary of the Fund (addressed to The Taiwan Fund, Inc., 225 Franklin Street, Boston, Massachusetts 02110), not before November 8, 2001 and not later than December 8, 2001.

                                                      By order of the Board of
                                                      Directors,

                                                      Haichi Vicki Hau
                                                      Secretary
                                                      225 Franklin Street
                                                      Boston, Massachusetts
                                                      02110

July 24, 2001

                                                                      APPENDIX A

                                                                 ENGLISH VERSION

                             THE TAIWAN TRUST FUND

                         SECURITIES INVESTMENT TRUST --

                  INVESTMENT MANAGEMENT AND CUSTODIAN CONTRACT

                            [               ], 2001

                             THE TAIWAN TRUST FUND
                         SECURITIES INVESTMENT TRUST --
                  INVESTMENT MANAGEMENT AND CUSTODIAN CONTRACT

                                     INDEX

ARTICLE                                                       PAGE
-------                                                       ----
                                                              A-3
 1.  INTRODUCTION AND POLICY................................
                                                              A-3
 2.  BASIC OBLIGATIONS AND RIGHTS...........................
                                                              A-5
 3.  ASSETS HELD IN THE TRUST FUND..........................
                                                              A-6
 4.  UNITS..................................................
                                                              A-7
 5.  CALCULATION OF NET ASSET VALUE.........................
                                                              A-8
 6.  REDEMPTION OF UNITS....................................
                                                              A-8
 7.  SUSPENSION OF VALUATION, ISSUES, REDEMPTIONS AND
  PAYMENTS..................................................
                                                              A-8
 8.  EXPENSES...............................................
                                                              A-9
 9.  MANAGEMENT AND CUSTODIAN FEES..........................
                                                              A-11
10.  INVESTMENT OBJECTIVES AND POLICIES AND RESTRICTIONS....
                                                              A-12
11.  DURATION, CHANGES IN MANAGER AND CUSTODIAN, AND
  TERMINATION...............................................
                                                              A-13
12.  ACCOUNTS AND STATEMENTS................................
                                                              A-14
13.  DISTRIBUTIONS..........................................
                                                              A-14
14.  CURRENCY...............................................
                                                              A-14
15.  INFORMATION AND NOTICES................................
                                                              A-15
16.  AMENDMENTS.............................................
                                                              A-15
17.  CONNECTED PERSONS......................................
                                                              A-15
18.  ATTACHMENT.............................................
                                                              A-15
19.  GOVERNING LAW, JURISDICTION AND LANGUAGE...............
                                                              A-16
20.  EFFECTIVE DATE.........................................
                                                              A-17
EXHIBIT A...................................................

                   SECURITIES INVESTMENT TRUST -- INVESTMENT
                       MANAGEMENT AND CUSTODIAN CONTRACT

1. INTRODUCTION AND POLICY

     1.1 The Taiwan Trust Fund (the "Trust Fund") is a securities investment trust fund established under the laws of the Republic of China for the exclusive benefit of The Taiwan Fund, Inc. (the "Unitholder") of 225 Franklin Street, Boston, Massachusetts on the basis of this Securities Investment
Trust -- Investment Management and Custodian Contract (the "Investment Contract") among, China Securities Investment Trust Corporation ("CSITC" or the "Manager"), of 99 Tunhwa South Rd., Section 2, Taipei, Taiwan, Republic of China, The International Commercial Bank of China (the "Custodian") of 100 Chilin Road, Taipei, Taiwan, Republic of China and the Unitholder. This Investment Contract, together with relevant provisions of the laws and regulations of the Republic of China, alone shall govern the relationship, which is a contractual relationship (the Trust Fund is not a separate legal entity) among the Manager, the Custodian and the Unitholder. This Investment Contract supersedes and replaces the Securities Investment Trust -- Investment Management and Custodian Contract dated December 16, 1986, as amended (the "Original Investment Contract"), [as well as the Interim Securities Investment
Trust -- Investment Management and Custodian Contract dated             , 2001
(the "Interim Investment Contract"), each of]* which contain[s] substantially the same terms and conditions as this Investment Contract. This Investment Contract was made necessary by a change in control of CSITC which automatically
terminated the Original Investment Contract on             , 2001. [The Interim
Investment Contract became effective on             , 2001 pursuant to Rule
15a-4 under the United States Investment Company Act of 1940, as amended, to permit additional time for the shareholders of the Unitholder to approve this Investment Contract. Where the context requires, references to "this Investment Contract" herein include the Original Investment Contract [and/or the Interim Investment Contract].

     1.2 The investment objective of establishing the Trust Fund is to achieve for the benefit of the Unitholder capital growth through investment in securities listed on the Taiwan Stock Exchange, and other debentures, government bonds and money market instruments.

2. BASIC OBLIGATIONS AND RIGHTS

     2.1 The obligation and duties of the Manager are as follows:

          (a) The Manager shall be obligated to manage the investment of the assets held by the Custodian in the Trust Fund for the exclusive, full benefit of

---------------

* The bracketed language here and elsewhere will be included only if the Interim Investment Contract becomes effective.

     the Unitholder (including making investment decisions, supervising the acquisition and disposition of investments, instructing the Custodian with respect thereto and otherwise with respect to the assets held in the Trust Fund, and selecting brokers or dealers to carry out portfolio transactions) in good faith and to the best of its ability and without gaining any advantage for itself or any of its Connected Persons (as defined in Article 17 below) thereby except as expressly provided in this Investment Contract, all in accordance with the Trust Fund's investment objectives and policies and in accordance with guidelines and directions from the Unitholder's Board of Directors;

          (b) The Manager shall be obligated to account to the Unitholder for any loss in value of assets of the Trust Fund where such loss has been caused by its willful or negligent default, reckless disregard of its duties hereunder or bad faith;

          (c) The Manager shall be responsible to the Unitholder for the acts and omissions of all persons to whom it may delegate any of its functions as Manager as if they were its own acts and omissions;

          (d) The Manager shall promptly report to the Securities and Exchange Commission of the Ministry of Finance of the Republic of China (the "SEC") and to the Unitholder any matter which, in the opinion of the Manager, is an actual or anticipated breach by the Custodian of any of the provisions of this Investment Contract or of any relevant provisions of the laws and regulations of the Republic of China;

          (e) The Manager shall, to the extent permitted by the laws of the Republic of China, take such action to enforce on behalf, and for the benefit, of the Unitholder the obligations of the Custodian under this Investment Contract as it shall think fit or as shall from time to time be required by the SEC or the Unitholder;

          (f) Notwithstanding and without prejudice to any other provisions of this Investment Contract, the Manager shall, and shall instruct all brokers used by the Manager in relation to the sale or purchase of assets for the account of the Trust Fund to, act in accordance with the best practice then applicable in the ROC for the settlement of sales and purchases of securities and other investments;

          (g) The proper costs incurred by the Manager in enforcing the obligations of the Custodian shall be borne out of the assets of the Trust Fund. To the extent that they are not borne by a person other than the Manager, the Manager shall be entitled to an indemnity out of the assets of the Trust Fund against all claims (and against all costs and expenses in relation to such claims) incurred or suffered by it as a result of its acting as the Manager under this Investment Contract which claims are not attributable to its own willful or negligent default, reckless disregard of its duties hereunder or bad faith ("disabling conduct"); provided that the Manager shall not receive any indemnification out of the assets held in the Trust Fund against any liability to the Unitholder or its shareholders to which the Manager would otherwise be subject unless there has been (1) a final decision on the merits by a court or other body before whom the proceeding alleging liability of the Manager was brought that the Manager was not liable by reason of disabling conduct, or (2) a reasonable determination, based upon a review of the facts, that the Manager was not liable by reason of disabling conduct, by (i) the vote of a majority of a quorum of the Unitholder's directors who are neither "interested directors" as defined in the United States Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors"), or (ii) an independent legal counsel in a written opinion; and provided further that, the Manager shall not receive out of the assets held in the Trust Fund an advance of attorneys' fees or other expenses incurred by it in defending a proceeding alleging such liability except upon the undertaking of the Manager to repay the advance unless it is ultimately determined that it is entitled to indemnification, but only if at least one of the following is also required as a condition to the advance: (1) the Manager shall provide a security for its undertaking, (2) the Unitholder shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested, non-party directors of the Unitholder, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Manager ultimately will be found entitled to indemnification; and

          (h) The Manager shall perform its obligations under this Investment Contract so as to (i) comply with all laws and regulations of the Republic of China and of the United States applicable to the Manager and the Unitholder, and (ii) permit the Unitholder to qualify as a regulated investment company under applicable United States tax law.

     2.2 The obligations and duties of the Custodian are as follows:

          (a) The Custodian shall be responsible absolutely and without qualification as a fiduciary to the Unitholder for the safekeeping of all assets held in the Trust Fund for the time being, and of all amounts from time to time set aside and held for the purpose of distribution to the Unitholder in accordance with this Investment Contract (see relevant provisions under Article 3 below), and shall indemnify the Unitholder in the event of any loss of such assets and amounts resulting from a breach of its duties hereunder; such assets and amounts shall be adequately insured against loss; and the Custodian shall not be responsible for the willful or negligent default (including non-payment or failure to deliver securities) by securities brokers or other persons selected by the Manager and dealt with by the Custodian, unless such default is contributed to by the Custodian;

          (b) The Custodian shall comply with the instructions of the Manager given from time to time on behalf of the Unitholder pursuant to this Invest-ment Contract in relation to the disposition of the assets held in the Trust Fund from time to time and the exercise of rights and obligations attaching thereto except where, in the opinion of the Custodian, to do so would or might involve a breach of this Investment Contract or of any relevant provisions of the laws and regulations of the Republic of China;

          (c) The Custodian shall report to the SEC and the Unitholder any matter which in the opinion of the Custodian is an actual or anticipated breach by the Manager of any of the provisions of this Investment Contract or of any relevant provisions of the laws and regulations of the Republic of China; and

          (d) To the extent that they are not borne by a person other than the Custodian, the Custodian shall be entitled to indemnity out of the assets held in the Trust Fund against all claims incurred or suffered by it which are not attributable to its own willful or negligent default, reckless disregard of its duties hereunder or bad faith.

          (e) The assets held in the Trust Fund will not be subject to any right, charge, security interest, lien or claim of any kind in favor of the Custodian or its creditors; beneficial ownership of the assets held in the Trust Fund will be freely transferable without payment of money or value to the Custodian; the Custodian will maintain adequate records identifying the assets held in the Trust Fund as being held for the benefit of the Unitholder; the Unitholder's independent public accountants will be given access to such records during normal business hours upon request; and the Manager (acting on behalf of the Unitholder) will receive periodic reports from the Custodian with respect to the safekeeping of the assets held in the Trust Fund, including, but not limited to, notification of any transfer of assets to or from the Trust Fund.

          The Custodian shall not be responsible for any investment loss of assets held in the Trust Fund and shall have no responsibility to the Manager or the Unitholder other than as provided in Articles 2.2 and 3.5 hereof and as otherwise expressly set forth in this Investment Contract.

     2.3 The Unitholder shall have the right at all times to enforce against the Manager the obligations of the Manager and against the Custodian the obligations of the Custodian under this Investment Contract.

3. ASSETS HELD IN THE TRUST FUND

     3.1 All assets held in the Trust Fund shall at all times be held by the Custodian and, where in registered form, shall be registered in the name of "Special Account for the Taiwan Trust Fund under the Custody of the International Commercial Bank of China."

     3.2 The Trust Fund is established for an unspecified period.

     3.3 No offering of the shares of the Unitholder ("Shares") can be made without prior approval of the SEC. The Unitholder will deliver the proceeds of any offering (after deduction of offering expenses and amounts not intended to be held in the Trust Fund) to the Custodian under this Investment Contract. As evidence of its exclusive interest in the assets held by the Custodian in the Trust Fund, the Unitholder has been issued Units, and shall receive additional Units to the extent that the proceeds of any additional offering of its shares are delivered to the Custodian under this Investment Contract.

     3.4 The provisions of Article 18-2 of the Securities and Exchange Law of the Republic of China (the "Securities Law") shall apply to the assets held in the Trust Fund and such assets shall not form part of the assets of the Custodian or of the Manager. To the extent that legitimate claims made by third parties against the assets held in the Trust Fund exceed the value of those assets, the satisfaction of such claims shall be the responsibility of the Unitholder and not the Manager or Custodian.

     3.5 The Custodian shall not dispose of assets held in the Trust Fund except:

          (a) in accordance with instructions received by it from the Manager in relation to:

             (1) the investment of or realization on assets for the account of the Trust Fund; or

             (2) the payment or discharge of other amounts of liabilities properly payable or dischargeable out of the assets held in the Trust Fund in accordance with the provisions of this Investment Contract; or

             (3) the payment of amounts to the Unitholder as distributions of income as provided in this Investment Contract; or

             (4) the payment of amounts to the Unitholder upon redemption of Units; or

          (b) to the Unitholder on final liquidation of the Trust Fund; or

          (c) as otherwise required by any mandatory provision of law.

4. UNITS

     4.1 The Manager and the Custodian shall each maintain a record of the number of Units held from time to time by the Unitholder. A Unit shall not represent any right in respect of any particular assets but a pro rata entitlement to all of the net assets held in the Trust Fund, and a contractual right against the Manager and the Custodian accordingly.

     4.2 A beneficial certificate (the "Certificate") in a form approved by the Manager and the SEC, and in substantially the form of Exhibit A attached hereto, has been issued to the Unitholder in respect of all Units acquired by it. The Certificate has been signed on behalf of the Manager and the Custodian and indicates thereon the amount of funds delivered to the Custodian under this

Investment Contract. If any additional Units are issued, a replacement or additional Certificate shall be issued reflecting such issuance, and the amount of funds delivered to the Custodian with respect to such issuance.

     4.3 The issue of Units shall be subject to the prior approval of and to any conditions imposed by the SEC.

     4.4 Each Unit issued in the initial issue of Units which took place in December 1986 represented US$1 or its equivalent in NT Dollars delivered to the Custodian under the Original Investment Contract.

     4.5 Each Unit issued after the initial issue of Units has represented, and (if additional Units are issued) shall represent, that amount (delivered to the Custodian hereunder) obtained by dividing (a) the amount equal to the net asset value (as defined in the following sentence) of the previously outstanding Units calculated as at the date (or, if that date is not a Valuation Date as defined in Article 5 below, on the next following Valuation Date) immediately following the date of receipt by the Manager of the application for issuance of the Units in question by (b) the number of Units outstanding (including Units scheduled to be redeemed on that Valuation Date but excluding Units scheduled to be issued on that Valuation Date). "Net asset value" shall mean the value of the assets held in the Trust Fund less the liabilities of the Trust Fund (including such provisions and allowances for contingencies as the Manager may think appropriate in respect of the costs and expenses payable out of the assets of the Trust Fund as set forth in Article 8 below), as calculated pursuant to Article 5.

     4.6 Payment for each Unit shall be made in cash in advance of issue. Once the relevant amount to be delivered to the Custodian in respect of a Unit has been paid, no further amount shall be payable by the Unitholder in respect of that Unit.

     4.7 No fractions of Units may be issued.

5. CALCULATION OF NET ASSET VALUE

     5.1 The net asset value of the assets held in the Trust Fund and the net asset value per Unit shall be calculated by the Manager as at each business day in Taipei (a "Valuation Date") by reference to (inter alia) the following criteria:

     5.2 The value of assets held in the Trust Fund, other than cash, or assets not specified in (a) to (d) below which are considered by the Manager to be the effective equivalent of cash ("cash equivalents"), shall be determined as follows:

          (a) where the assets are listed and traded on the Taiwan Stock Exchange, by reference to the last dealt price on such exchange on the applicable Valuation Date or, if there is no last dealt price on such exchange on that date, the last dealt price on such exchange on or before the relevant Valuation Date;

          (b) where the assets are bonds, debentures or notes not listed and traded on the Taiwan Stock Exchange, by reference to the valuation thereof on the applicable Valuation Date by the Stock Brokers' Association of Taipei, or, if there is no such valuation, at their par value plus interest accrued but unpaid to the relevant Valuation Date;

          (c) where the assets are money market instruments, at cost plus interest accrued but unpaid from the date of purchase to the applicable Valuation Date; and

          (d) in any other case by reference to valuation procedures consistent with guidelines from time to time laid down by the SEC.

     5.3 In the case of any interest-bearing investment, or other investment on which income is accruing, not included within (b) or (c) above there shall be included in the value thereof all interest or other income accruing up to the applicable Valuation Date.

     5.4 Cash and cash equivalents and amounts receivable and prepaid shall be included at the full face or market value thereof.

     5.5 There shall be made such allowance (if any) as the Manager may consider appropriate in the case of any asset which the Manager considers may not be fully recoverable.

     5.6 Unperformed or partially performed agreements for the acquisition or disposal of assets shall be treated as if they had been completely performed.

     5.7 Liabilities shall include the amount of any fee payable to the Custodian or the Manager as contemplated by Article 9 below and accrued at or accruing to the applicable Valuation Date but remaining unpaid.

     5.8 The number of Units outstanding at any time shall include Units scheduled to be redeemed on or as of the applicable Valuation Date but shall exclude Units scheduled to be issued on or as of the applicable Valuation Date but shall exclude Units scheduled to be issued on or as of that Valuation Date.

     5.9 With respect to acquisition or disposition transactions initiated but not fully consummated, there may be excluded from the value of any assets in respect of the acquisition or disposition of which brokerage, duties and other similar costs would fail to be paid out of the assets held in the Trust Fund if they had been acquired or disposed of, as the case may be, on the applicable Valuation Date an amount not exceeding the Manager's bona fide estimate of the amount of such costs which would have been so payable.

     5.10 Any currency transaction shall be made at the rate which is the average of the rates of exchange quoted on the applicable Valuation Date by the Foreign Exchange Trading Centre in Taipei as the rates for buying and selling the one currency for the other.

     5.11 If in any respect extraordinary circumstances render it impracticable or inappropriate to conduct a valuation on the basis of the foregoing provisions of this

Article 5, the Manager shall to the extent necessary follow other valuation procedures consistent with guidelines from time to time laid down by the SEC.

6. REDEMPTION OF UNITS

     6.1 Subject to Article 6.2 and relevant laws and regulations of the Republic of China governing foreign investment and foreign exchange control, the Unitholder may redeem all or any of its Units by delivering the Certificate in respect of the Units to be redeemed together with an appropriate request for redemption to the Manager at its principal office in Taipei. The amount to be paid to the Unitholder upon any redemption of Units shall be the net asset value per Unit as at the Valuation Date next following the date of receipt by the Manager of the applicable redemption request and the accompanying Certificate (such Valuation Date being a "Redemption Date") multiplied by the number of Units being redeemed.

     6.2 Such net asset value per Unit shall be calculated in accordance with
Article 4 and Article 5 above except that: if the number of Units which, but for this provision, would be subject to redemption on any Redemption Date exceeds ten (10) percent of the number of Units issued and outstanding immediately before such Redemption Date, the Manager may limit the number of Units which are redeemed on such Redemption Date to ten (10) percent of the number of Units issued and outstanding immediately before such Redemption Date. In such case, the Manager shall as reasonably practicable dispose of such assets as required to redeem those Units subject to redemption but not redeemed on such Redemption Date.

     6.3 The Manager shall, no later than 5 days after the Redemption Date, cause the Custodian to pay the redemption proceeds to the Unitholder.

     6.4 When the Unitholder requests the redemption of less than all of the Units represented by the Certificate, the Manager shall, in addition to making redemption payments in accordance with Article 6.3 above, within fourteen days after the applicable Redemption Date, issue free of charge therefor a new Certificate to represent the Units not requested to be redeemed.

7. SUSPENSION OF VALUATION, ISSUES, REDEMPTIONS AND PAYMENTS

     7.1 The Manager may temporarily suspend valuation of the assets held in the Trust Fund in the following events:

          (a) when the Taiwan Stock Exchange is closed otherwise than for ordinary holidays or if dealings thereon are restricted or suspended; or

          (b) in the case of breakdown of the means of communication normally used for the valuation of any material part of the assets held in the Trust Fund, or if for any reason the value of any material part of the assets held in the Trust Fund may not be determined as rapidly and accurately as required; or

          (c) when, as a result of political, economic, military or monetary reasons or of any circumstance beyond the control of the Manager, disposal of assets held in the Trust Fund or determination of the value of assets held in the Trust Fund and/or liabilities of the Trust Fund are to any material extent not reasonably or normally practicable.

     7.2 During such time as valuation is suspended as specified in Article 7.1, no issue or redemption of Units shall be made and no payment shall be made of any redemption moneys payable but unpaid in respect of any Units already redeemed.

8. EXPENSES

     8.1 The following items shall be the only costs and expenses payable out of the assets held in the Trust Fund:

          (a) the acquisition price and brokerage, stamp duty and similar direct acquisition costs of assets acquired for the account of the Trust Fund;

          (b) brokerage, stock transfer tax, stamp duty and similar direct disposal costs arising on the disposal of assets held in the Trust Fund;

          (c) all stamp and similar duties and charges payable from time to time in respect of the Trust Fund;

          (d) all expenses incurred in relation to the registration of any assets in the name of the Custodian for the benefit of the Trust Fund;

          (e) all expenses properly incurred in the collection and distribution of income derived from assets held in the Trust Fund;

          (f) all fees and expenses of any auditors or legal advisers in connection with the assets held in the Trust Fund;

          (g) all taxation payable in respect of income of (including stock dividends), or the holding of or dealings with assets held in, the Trust Fund;

          (h) all proper expenses including postage and telex and telephone costs incurred by the Custodian in connection with the acquisition or disposal of any assets held in the Trust Fund;

          (i) any compensation payable to the Manager or the Custodian as contemplated by Article 9 below;

          (j) legal fees and expenses incurred in connection with the interpretation or amendment for the benefit of the Unitholder of this Investment Contract; and all such proper costs as are provided for in Articles 2.1(g) and 2.2(d);

          (k) the cost relating to the publication of Unit prices and/or the net asset value, and the printing, mailing and similar costs for any regular report sent to the Unitholder;

          (l) all attestation fees incurred in connection with the issuance of Certificates;

          (m) all ordinary and necessary expenses incurred by the Unitholder in connection with its organization, the public offering of its Shares to investors in the United States and elsewhere, its registration and operation as a regulated investment company under the Investment Company Act of 1940 and its qualification as a regulated investment company under the United States Internal Revenue Code, all as described in the Prospectus of the Unitholder dated December 16, 1986 used for the public offering and sale of the Unitholder's shares (together with, and as supplemented or updated by, each subsequent Prospectus used for subsequent offerings and sales of such shares, the "Prospectus"); and

          (n) all other necessary and appropriate costs, fees and expenses incurred by the Manager or the Custodian on behalf of the Trust Fund or the Unitholder in the course of performing their respective duties; provided that, the Manager and the Custodian shall each bear all expenses associated with the performance of its duties hereunder (including employee salaries and overhead) other than expenses to be paid out of the assets held in the Trust Fund as specifically provided in this Article 8 and the Manager shall bear the fees and expenses of the Unitholder's officers and directors who are interested persons of the Manager.

9. MANAGEMENT AND CUSTODIAN FEES

     9.1 As compensation for the investment management services and expenses borne by the Manager pursuant to this Investment Contract, the Manager shall be entitled to receive out of the assets held in the Trust Fund a monthly fee payable in NT Dollars. Such fee shall consist of a basic fee (the "Basic Fee") and performance adjustments (the "Performance Adjustments"), which may serve either to increase or decrease the Basic Fee.

          (a) The Basic Fee shall be computed promptly after the end of each month by multiplying (i) the average daily Net Fund Value (as defined below) for such month by (ii) an annual rate of 1.30%. For any period of less than a full month during which this Investment Contract is in effect with respect to the Trust Fund, the Basic Fee shall be calculated by multiplying (i) the average daily Net Fund Value for such period prorated according to the proportion that the number of business days in such period bears to the number of business days in such month times (ii) an annual rate of 1.30%. As used herein, "Net Fund Value" shall mean the value of the net assets of the Unitholder (including the assets held in the Trust Fund) calculated as described under "Net Asset Value" in the Prospectus.

          (b) The Basic Fee shall be subject to upward or downward Performance Adjustments on the basis of investment performance, as follows:

     The Performance Adjustment shall be made by multiplying (x) the Applicable Performance Adjustment Rate times (y) the average Net Fund Value over the performance period. The resulting Performance Adjustments shall then be added to or subtracted from the Basic Fee. The performance periods and the Applicable Performance Adjustment Rates shall be calculated as follows:

             (1) First, the performance period shall commence with the first business day of the first full month following the date upon which 75% or more of the assets constituting the Net Fund Value are invested in equity securities. During the first eleven (11) months thereafter there shall be no Performance Adjustment. Starting with the twelfth month of operation, the Performance Adjustment shall take effect. Following the twelfth month a new month shall be added to the performance period until the performance period equals 36 months. Thereafter the performance period shall consist of the current month plus the previous 35 months. Notwithstanding the provisions of this Article 9.1(b)(1), Performance Adjustments under this Investment Contract shall be made as if this Investment Contract were a continuation of the Original Investment Contract [and the Interim Investment Contract], rather than a new Investment Contract. In addition, the termination of the Original Investment Contract [and the Interim Investment Contract] shall not, for purposes of the last paragraph of Article 9.1(b) of the Original Investment Contract [or the Interim Investment Contract] be deemed a termination thereof and thereby result in any prorated fee calculation.

             (2) Second, compute the percentage difference between (a) the opening Net Fund Value per Share of the Unitholder on the first business day of the performance period and (b) the sum of (1) the closing Net Fund Value per Share on the last business day of such period plus (ii) the value of the Unitholder's cash distributions to its shareholders per Share made during the performance period plus (iii) the value of capital gains taxes per Share paid or payable by or on behalf of the Unitholder on undistributed realized long-term capital gains during the performance period.

             (3) Third, compute the percentage change in Taiwan Stock Exchange Index (the "Index") during such period. In making such computation the value of cash distributions made during the performance period by companies whose securities comprise the Index shall be accumulated to the end of such period and added to the closing value of the Index, with cash distributions of the securities comprising the Index being treated as reinvested in the Index as of the end of each calendar quarter following the payment of the cash distribution. (In both such computations of percentages, the percentage rate shall be rounded to the nearest full basis point (0.01%) (rounding up if a computation produces a result of exactly one-half basis point (0.005%))).

             (4) Fourth, the Applicable Performance Adjustment Rate shall be the Applicable Adjustment Percentage (as defined in (5) below) times the number (whether positive or negative) obtained by subtracting the percentage change in the Index during the performance period from the percentage change in the Net Fund Value of a Share during that period, provided that if the number thus obtained is greater than ten (either positive of negative) the Applicable Performance Adjustment Rate shall be the Applicable Performance Adjustment Percentage times ten (positive or negative, as appropriate).

             (5) The Applicable Adjustment Percentage shall be an annual rate of 0.03%.

     In computing the investment performance of the Net Fund Value and the investment record of the Index, distributions of realized capital gains, dividends paid out of investment income, the value of capital gains' taxes per share paid or payable on undistributed realized long-term capital gains, and all cash distributions of the companies whose stocks comprise the Index shall be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the United States Investment Advisers Act of 1940.

     In the case of termination of the Trust Fund, the transfer of the Trust Fund to another securities investment trust enterprise, or the termination of this Investment Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which this Investment Contract is in effect during that month. The Basic Fee rate in that month shall be computed on the basis of and applied to the Net Fund Value, averaged over that month and ending on the last business day on which this Investment Contract is in effect. The amount of the Performance Adjustment (or Adjustments) shall be computed on the basis of and applied to the Net Fund Value, averaged over the 36-month period ending on the last business day on which this Investment Contract is in effect, provided that if this Investment Contract has been in effect for lass than 36 months, the computation shall be made on the basis of the period of time during which this Investment Contract has been in effect.

     9.2 As compensation for the custodial services and expenses borne by the Custodian pursuant to this Investment Contract, the Custodian shall be entitled to receive out of the assets held in the Trust Fund a fee which shall be computed and paid promptly after the end of each month by multiplying (i) the average daily net asset value of the assets held in the Trust Fund for such month by (ii) an annual rate of 0.2%, provided that the Custodian shall be entitled to receive a minimum annual fee of 2.0 million NT Dollars.

10. INVESTMENT OBJECTIVES AND POLICIES AND RESTRICTIONS

     10.1 The Unitholder's investment objective in placing proceeds of its offering in the Trust Fund is to seek long-term capital appreciation through investment primarily in equity securities of Republic of China companies listed on the Taiwan stock Exchange, as more fully described in the Prospectus. Investment may also be made in debt securities listed on the Taiwan Stock Exchange and in debt securities traded on the over-the-counter market.

     10.2 The assets held in the Trust Fund, after having been remitted into the Republic of China and delivered to the Custodian, shall be invested only in securities and money market instruments denominated in NT Dollars and in NT Dollars cash and banking and similar accounts, except to the extent otherwise permitted by Republic of China law and regulations.

     10.3 The Manager agrees that it will not, using the assets held in the Trust Fund:

          (a) Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities, subject to Article 10.2), if as a result: (i) as to 75% of the assets held in the Trust Fund, more than 5% of the total assets held in the Trust Fund (taken at their current value) would then be invested in securities of a single issuer, (ii) as to the remaining 25% of the assets held in the Trust Fund, more than 10% of the total assets held in the Trust Fund (taken at their current value) would then be invested in the securities of a single issuer (except that the Manager may invest not more than 25% of the assets held in the Trust Fund in obligations of the Republic of China Government or its agencies or instrumentalities), (iii) more than 10% of the voting equity securities (at the time of such purchase) of any one issuer would be held in the Trust Fund, and (iv) more than 25% of the total assets held in the Trust Fund (taken at current value) would be invested in a single industry; or

          (b) purchase any equity securities which, at the time the purchase is made, are not (i) listed and traded on the Taiwan Stock Exchange, (ii) purchased in initial public offerings and secondary public offerings but only if such securities will be listed on the Taiwan Stock Exchange immediately following such offering, or (iii) traded in the over-the-counter market in Taiwan; or

          (c) purchase partnership interests; or

          (d) borrow money or pledge the assets in the Trust Fund; or

          (e) purchase securities on margin, except for short-term credits as may be necessary for clearance of transactions; or

          (f) make short sales of securities or maintain a short position; or

          (g) buy or sell commodities or commodity contracts or real estate or interests in real estate, except that it may enter into foreign currency exchange contracts, foreign currency futures contracts, and options on foreign currencies and foreign currency futures contracts for bona fide hedging purposes; or

          (h) act as an underwriter of securities of other issuers; or

          (i) make loans, including loans of cash or portfolio securities, to any person; for purposes of this investment restriction, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures of other securities; or

          (j) purchase securities issued by any issuer which owns, whether directly or indirectly or in concert with another person, more than 5% of the equity securities (whether voting or non-voting) of the Adviser or which takes a significant role in the management of the Adviser; or

          (k) issue senior securities; or

          (l) purchase beneficiary certificates representing interests in other ROC securities investment trust funds or effect any transaction in securities with another ROC securities investment trust fund managed by the Manager.

     10.4 Nothing in Article 10.3 above shall require the sale or disposition of any relevant assets held in the Trust Fund where any of the restrictions there set out is breached as a result of any event outside the control of the Manager and occurring after the investment in the relevant assets is made (including but not limited to redemptions of Units or securities, any reorganization or amalgamation of any company and the suspension of any listing), but no further relevant assets shall be acquired until the relevant limitation can again be complied with, except pursuant to the exercise of subscription rights to purchase securities of an ROC issuer at a time when the Fund's portfolio holdings of securities of that issuer (or that issuer's industry) would otherwise exceed the limits set forth in clause (i), (ii), (iii) or (iv) of
Article 10.3(a), where prior to such exercise and after the announcement of such rights, the Manager sells at least the number of securities which it subsequently purchases through the exercise of the rights.

     10.5 To not less than the extent (if any) from time to time required by the SEC a proportion of the assets held in the Trust Fund shall be retained at all times in liquid form in assets of a type specified by the SEC.

     10.6 The Manager shall not hold or have an interest in securities issued by the Unitholder or securities issued by any investment fund investing in Republic of China securities in the management of which the Manager participates or has an interest.

     10.7 To the maximum possible extent all transactions in assets in the Trust Fund shall be carried out through stock exchanges and other officially designated markets. Subject to any limitations which may be imposed under the

U.S. Investment Company Act of 1940 and any rules and regulations adopted thereunder, such transactions may be carried out through a broker who is a connected person of the Manager to such extent as the Manager may think fit provided that the cost thereof is not greater than it would have been had the transactions been carried out through a broker who was not a connected person.

11. DURATION, CHANGES IN MANAGER AND CUSTODIAN, AND TERMINATION

     11.1 The Trust Fund is established for an unspecified period. This
Investment Contract shall become effective on [          ] and shall continue in
effect until [          ], 2003. If not sooner terminated, this Investment
Contract shall continue in effect for successive periods of 12 months each thereafter, provided that each such continuance shall be specifically approved annually by the vote of a majority of the Unitholder's Board of Directors who are not parties to this Investment Contract or interested persons (as such term is defined in the U.S. Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such approval and (a) either the vote of a majority of the outstanding voting securities of the Unitholder, or (b) a majority of the Unitholder's Board of Directors as a whole. Notwithstanding the foregoing, this Investment Contract may be terminated at any time by the Unitholder, without the payment of any penalty, upon a vote of a majority of the Unitholder's Board of Directors or a majority of the outstanding voting securities of the Unitholder, or by the Manager or the Custodian, on sixty (60) days' written notice to the other parties. This Investment Contract shall automatically terminate in the event of its assignment (as such term is defined in the U.S. Investment Company Act of 1940). Any transfer, assignment or other disposition of any of the Units by the Unitholder shall constitute an assignment of this Investment Contract. As used herein the phrase "majority of the outstanding voting securities" shall have the meaning set forth in the U.S. Investment Company Act of 1940. In addition, this Investment Contract shall automatically terminate if either the Manager or the Custodian is removed as provided in this Article 11.

     11.2 The Investment Contract shall also terminate if

          (a) the SEC by notice in writing to the Manager and/or the Custodian so requires; or

          (b) the Manager notifies the Unitholder, the Custodian and the SEC that in its opinion further operation of the Trust Fund in accordance with this Investment Contract is illegal, impracticable or inadvisable having regard solely to the interests of the Unitholder.

     11.3 Upon termination of this Investment Contract, unless a new Investment Contract is entered into (as provided in Article 11.7), the Manager shall, within three (3) months after the effective date of termination, promptly dispose of assets held in the Trust Fund at reasonable prices, satisfy any liabilities relating to the Trust Fund, and distribute the available balance to the Unitholder.

     11.4 The SEC may order that the Manager or Custodian be removed and that a new Manager or Custodian be appointed within six months if the SEC considers that the Manager or (as the case may be) the Custodian is incapable of carrying out its functions properly.

     11.5 The Manager and/or the Custodian may be removed by the Unitholder by 60 days' written notice to the other parties hereto.

     11.6 If either the Manager or the Custodian goes into liquidation or bankruptcy or if its permit to act as Manager or Custodian has been revoked, it shall be deemed to have been forthwith removed as Manager or (as the case may be) Custodian.

     11.7 If the Manager and/or Custodian is removed or resigns, the Unitholder may appoint a new Manager and/or Custodian and enter into a new Investment Contract containing substantially the same terms and conditions as this Investment Contract. The appointment of a new Manager shall be approved by the Custodian and by the SEC and the appointment of a new Custodian shall be approved by the Manager and by the SEC, provided that if the SEC has, in the circumstances specified in the Regulations Governing the Administrating of Securities Investment Trust Funds (effective August 10, 1983), as from time to time amended, required the appointment of a new Manager or a new Custodian and the Unitholder has not appointed a new Manager or a new Custodian within three months after the SEC has so required, the SEC may require the liquidation and distribution of the assets held in the Trust Fund as provided in Article 11.3.

12. ACCOUNTS AND STATEMENTS

     12.1 The Manager shall maintain in its principal office in Taipei sufficient accounts and records to enable a complete and accurate view to be formed of the assets and liabilities and the income and expenditure of the Trust Fund, all transactions for the account of the Trust Fund and amounts received in the Trust Fund in respect of issues of Units and paid out on redemptions of Units and by way of distributions.

     12.2 The Manager shall prepare financial statements of the Trust Fund for successive accounting periods, each accounting period commencing immediately after the end of the last preceding such accounting period (as in the case of the first such period from the date of establishment of the Trust Fund) and ending on December 31 in each year (the "final statements") and shall also prepare such financial statements as at and for the monthly periods ending on the last day of each calendar month (which monthly reports shall be prepared within ten days after the end of each month), in each case in the respective forms and containing the information for the time being required by the SEC.

     12.3 The Manager shall:

          (a) cause the final statements to be audited by a person or firm authorized under the laws of the Republic of China and the regulations of the SEC ("Auditors");

          (b) submit the final statements, together with such report as the Manager may intend to make to the Unitholder in relation thereto and the Auditors' report thereon, to the SEC for comment and approval within two months after the end of the relevant accounting period;

          (c) comply with such requirements as the SEC may make in relation to such statements and report within two weeks after the date on which such requirements are made; and

          (d) send to the Unitholder and to the SEC, copies of all such final statements within twelve weeks after the end of the relevant accounting period.

     12.4 The Manager shall sign and the Custodian shall countersign all final and monthly statements which shall then be published in Taipei.

     12.5 The Auditors' report on the final statements of the Trust Fund shall be in the form required by the SEC and where relevant shall indicate the extent to which such a report cannot be given and the reasons therefor.

13. DISTRIBUTIONS

     13.1 Distributions of income in respect of each accounting period ended December 31, will be made not later than March 31 in the next following year to the Unitholder. Distributions may not be made out of capital. The Manager in conjunction with the Auditors shall determine what is income and what is capital, except that stock dividends and gains (realized or unrealized) on investments shall not be regarded as income and realized discounts on debt securities and money market instruments may be regarded as income. Costs and expenses payable out of the assets held in the Trust Fund may be charged against income or capital as the Manager in conjunction with the Auditors may determine, provided that the allocation of such costs and expenses as to income or to capital shall be consistent from year to year. When expenses are charged against capital, they may be amortized on a straight line basis over a period not exceeding five years.

     13.2 The aggregate amount of each distribution shall be credited to a separate account in the name of the Custodian and such amount shall thereupon cease to form part of the assets of the Trust Fund accordingly, but interest earned on such amount pending payment shall be paid into and form part of the assets of the Trust Fund.

14. CURRENCY

     14.1 The accounts and records of the Trust Fund shall be maintained in NT Dollars, payments into the Trust Fund on the issue of Units and payments out of the Trust Fund on the redemption of Units and by way of distributions shall be made in NT Dollars, the net asset value of the assets held in the. Trust Fund shall be calculated in NT Dollars, and the financial statements of the Trust Fund shall be prepared in NT Dollars.

15. INFORMATION AND NOTICES

     15.1 There shall be held available for inspection by any person without charge at the principal office of the Manager in Taipei at all reasonable business hours copies of:

          (a) this Investment Contract as from time to time amended;

          (b) the current sales prospectus (if any) in relation to Shares of the Unitholder;

          (c) all interim and final statements, together with any relevant Auditors' reports and reports of the Manager relative thereto, for the two latest accounting periods of the Trust Fund or (if less) for all periods since the establishment of the Trust Fund, and all interim and final statements for such periods.

     15.2 All notices to the Unitholder shall be sent to it by hand or by airmail at its registered address.

     15.3 The Manager shall at all times maintain an office or offices in Taipei and shall notify the Unitholder of any change in the address of its principal office in Taipei for the time being.

16. AMENDMENTS

     This Investment Contract shall be amended only with the prior written agreement of the Manager, the Custodian and the Unitholder, subject to the approval of the SEC, and subject to approval in accordance with applicable U.S. law.

     Notwithstanding the foregoing, if any of the parties to this Agreement changes its name, such changed name shall be automatically substituted therefore hereunder.

17. CONNECTED PERSONS

     For the purposes of this Investment Contract, a person is a connected person of another if:

          (a) together with any person acting in concert with it in this connection, it owns or otherwise controls for its own account, and directly or indirectly, an interest of more than five percent (5%) (or, in the case of an interest of the Custodian, ten percent (10%)) of that other, whether or not a voting interest; or

          (b) it is a director or supervisor of or takes any significant active role in the management of that other.

18. ATTACHMENT

     The Attachment I hereto (a list of the Board of Directors of the Unitholder) shall be regarded as part of this Investment Contract. Any directors listed therein can be replaced from time to time in accordance with the procedures applicable to a Delaware corporation.

19. GOVERNING LAW, JURISDICTION AND LANGUAGE

     19.1 The Trust Fund, this Investment Contract and the Certificate shall be governed by, and this Investment Contract and the Certificate construed in accordance with, the laws of the Republic of China.

     19.2 Any dispute arising out of or in respect of the Trust Fund, this Investment Contract or the Certificate shall be subject to the nonexclusive jurisdiction of the courts of the Republic of China having original jurisdiction and, in the case of any action against the Manager or the Custodian, any court having original jurisdiction in the place in which the Manager of the Custodian has its principal office.

     19.3 The governing language of this Investment Contract shall be Chinese, but documents issued in relation to the Trust Fund may be in either the Chinese or the English language.

20. EFFECTIVE DATE

     This Investment Contract shall become effective on the date hereof.

Dated: [            ], 2001

                                         CHINA SECURITIES

                                           INVESTMENT TRUST


                                           CORPORATION, AS MANAGER


                                         By:
                                            ------------------------------------

                                         THE INTERNATIONAL

                                           COMMERCIAL BANK OF CHINA,

                                           AS CUSTODIAN

                                         By:
                                            ------------------------------------

                                         THE TAIWAN FUND, INC.
                                           (The Unitholder)

                                         By:
                                             -----------------------------------

                                                                       EXHIBIT A

                                                                    (Front page)

                           (BENEFICIARY CERTIFICATE)
                 CHINA SECURITIES INVESTMENT TRUST CORPORATION
                               TAIWAN TRUST FUND

Date of Issue:


MANAGER                            CUSTODIAN
China Securities Investment Trust  International Commercial Bank of
  Corporation                      China
99 Tunhwa South Rd.                100 Chilin Road
Section 2                          Taipei, Taiwan, ROC
Taipei, Taiwan ROC

Name of the Holder of this         Total Number of Units Comprised by
Beneficiary Certificate:           this Beneficiary Certificate:
The Taiwan Fund, Inc.
225 Franklin St.                   ----------------------------------
Boston, Massachusetts USA          (There is no charge for the
                                   issuance of this certificate)


OTHER NOTES:

     1. This Certificate acknowledges receipt by the Manager and the Custodian of the funds constituting the Units referred to herein, and is issued in accordance with the provisions of the Regulations Governing the Administration of Securities Investments Trust Funds of the Republic of China and the Securities Investment Trust-Investment Management and Custodian Contract dated December 16, 1986, as superseded (the "Investment Contract"). The Unitholder will be entitled to repatriate the earnings and principal in respect of Units in accordance with the provisions of the Regulations Governing Securities Investment by Overseas Chinese and Foreign Investors and Procedures for Remittance.

     2. Reference should be made to the relevant ROC regulations relating to securities investment trusts, the Investment Contract and the Prospectus dated December 16, 1986 (as superseded by later Prospectuses) published by The Taiwan Fund, Inc.

(Reverse page)

                           (BENEFICIARY CERTIFICATE)

1. INVESTMENT POLICY AND SCOPE

     The investment objective of the Taiwan Trust Fund (the "Trust Fund") is to achieve capital appreciation through investment in securities listed on the Taiwan Stock Exchange, money market instruments, government bonds, and debentures.

2. DURATION OF THE TRUST FUND

     The duration of the Trust Fund shall be determined in accordance with the provisions of the Investment Contract.

3. CALCULATION AND ANNOUNCEMENT OF THE NET ASSET VALUE PER UNIT

     The net asset value per Unit of the Trust Fund is calculated in NT$ by dividing the value of the assets of the Trust Fund less its liabilities by the number of Units in issue and rounding any fraction of NT$l up or down to the nearest NT Dollar (NT$0.5 being rounded up). The net asset value per Unit is calculated and published on a daily basis.

4. REDEMPTION

     After one year from the date of issue, the Holder of the Units comprised in this Certificate may apply for redemption by submitting this Certificate to the Manager or its agent together with a written application. The redemption price will be the net asset value per Unit as calculated in accordance with the method specified in the preceding paragraph on the next valuation date following the receipt of the redemption application by the Manager or its agent less the Manager's assessment of the cost of realizing an appropriate amount of the Trust Fund's assets. Redemption proceeds will normally be paid out within five days after the valuation date.

5. FEES PAYABLE TO THE MANAGER AND THE CUSTODIAN

     The Manager shall be entitled to receive out of the assets held in the Trust Fund a monthly fee payable in NT Dollars. Such fee shall consist of a basic fee and performance adjustments, as more fully described in the Investment Contract. The Custodian shall be entitled to receive out of the assets held in the Trust Fund an annual fee (payable monthly) equal to 0.2% of the average daily net asset value of the assets held in the Trust Fund, subject to a minimum annual fee of 2.0 million NT Dollars.

6. DISTRIBUTION

     Distributions of income will be made within three months after the close of each fiscal year to the Unitholder. Capital gains and stock dividends will not be considered as income.

7. LIQUIDATION

     Upon expiration of the term of this Trust Fund or termination of the Investment Contract, the Manager shall, within three months, liquidate the Trust Fund and distribute the available balance to the Unitholder according to its entitlements.

8. AMENDMENT AND TERMINATION OF THE INVESTMENT CONTRACT

     The Investment Contract may be amended with the prior approval of the Securities and Exchange Commission, by the Manager and the Custodian with the approval of the Unitholder. The Investment Contract may be terminated in accordance with provisions of the relevant Republic of China Securities Investment Trust Fund regulations and provisions of the Investment Contract.

                                  ATTACHMENT I

Board of Directors of The Taiwan Fund, Inc.:

David Dean

Benny T. Hu

Lawrence J. Lau

Joe O. Rogers

Jack C. Tang

Gloria Wang

Shao-Yu Wang

Lawrence F. Weber

                                                                      APPENDIX B

                              INVESTMENT ADVISORY
                            AND MANAGEMENT AGREEMENT

     THIS AGREEMENT dated as of [       ], 2001 between THE TAIWAN FUND, INC., a
Delaware corporation (the "Fund"), and CHINA SECURITIES INVESTMENT TRUST CORPORATION, a Republic of China ("ROC") corporation ("CSITC" or the "Adviser") having its principal office in Taipei, Taiwan, ROC.

     WHEREAS, the Fund is a diversified, closed-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), and the Adviser is an investment adviser registered under the Investment Advisers Act of 1940 (the "Advisers Act"), and is authorized by the ROC Securities and Exchange Commission (the "CSEC") to conduct business in the ROC;

     WHEREAS, the Fund, the Adviser and the International Commercial Bank of China ("ICBC") have entered into a Securities Investment Trust-Investment Management and Custodian Contract dated of even date herewith (as the same may be amended or modified, the "Management Contract") providing for management by the Adviser of assets of the Fund held in the ROC;

     WHEREAS, certain of the assets of the Fund may be held in the United States, either pending remittance to the ROC of the net proceeds of any offering of the Common Stock of the Fund, or after distribution to the Fund under the Management Contract (whether as investment income or unit redemption proceeds), or upon borrowing by the Fund from a bank in the United States for temporary or emergency purposes, or otherwise as permitted under applicable ROC law and regulations (such assets of the Fund being referred to herein as the "U.S. Assets"); and

     WHEREAS, the Fund desires to retain the Adviser to furnish investment advisory and management services for the Fund's assets in the United States, and the Adviser is willing to furnish such services;

     NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties as follows:

     (1) Appointment of the Adviser. The Fund appoints the Adviser to act as investment adviser to the Fund with respect to the U.S. Assets for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation provided.

     (2) Custodian. The State Street Bank and Trust (the "U.S. Custodian") has been retained by the Fund to act as custodian for the U.S. Assets. The Fund will deliver to the U.S. Custodian a photocopy of this Agreement executed by the Fund and the Adviser.

     (3) Investment Advisory and Management Services. The Adviser undertakes and agrees:

          (a) To manage the investment of the U.S. Assets for the exclusive, full benefit of the Fund (including making investment decisions, supervising the acquisition and disposition of investments, instructing the U.S. Custodian with respect thereto and otherwise with respect to the U.S. Assets held by the U.S. Custodian, and selecting brokers or dealers to carry out portfolio transactions) in good faith and to the best of its ability and without gaining any advantage for itself or any of its Connected Persons (as defined in Article 17 of the Management Contract) thereby except as expressly provided in this Agreement or the Management Contract, all in accordance with the investment objectives and policies set forth in the Management Contract and in accordance with guidelines and directions from the Fund's Board of Directors;

          (b) To account to the Fund for any loss in value of the U.S. Assets where such loss has been caused by its willful or negligent default or reckless disregard of its duties hereunder;

          (c) To be responsible to the Fund for the acts and omissions of all persons to whom it may delegate any of its functions as the Adviser as if they were its own acts and omissions;

          (d) Notwithstanding and without prejudice to any other provisions of this Agreement, to, and to instruct all brokers used by the Adviser in relation to the sale or purchase of assets for the account of the Fund to, act in accordance with the best practice then applicable for the settlement of sales and purchases of securities and other investments; and

          (e) To perform its obligations under this Agreement so as to (i) comply with all laws and regulations of the United States and the ROC applicable to the Adviser and (ii) permit the Fund to qualify as a regulated investment company under applicable United States tax law.

     (4) Compensation. The Adviser acknowledges that the compensation to be paid to it pursuant to Article 9 of the Management Contract shall constitute full and sufficient compensation for performance by it of its obligations under this Agreement.

     (5) Expenses. Expenses shall be borne by the Adviser in accordance with, and to the extent provided under, Article 8 of the Management Contract.

     (6) Duration and Termination.  (a) This Agreement shall become effective on
the date first above written, and shall continue in effect until [          ],
2003. If not sooner terminated, this Agreement shall continue in effect for successive periods of 12 months each thereafter; provided that each such continuance shall be specifically approved annually by the vote of a majority of the Fund's Board of Directors who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval and (i) either the vote of a majority of the outstanding voting securities of the Fund, or (ii) a majority of the Fund's Board of Directors as a whole. Notwithstanding the foregoing, this Agreement may be terminated at any time by the Fund, without the payment of any penalty, upon vote of a majority of the Fund's Board of Directors or a majority of the outstanding voting securities of the Fund, or by the Adviser, on sixty (60) days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment (as such term is defined in the 1940
Act). As used herein the phrase "majority of the outstanding voting securities" shall have the meaning set forth in the 1940 Act. In addition, this Agreement shall automatically terminate if the Adviser is removed as provided in Article 11 of the Management Contract.

          (b) Without limitation of the provisions of clause (a), this Agreement shall also terminate upon the termination of the Management Contract in accordance with the provisions thereof.

          (c) Upon termination of this Agreement, unless a new Agreement is entered into (as provided in clause (f)), the Adviser shall, within three months after the effective date of termination, promptly dispose of U.S. Assets at reasonable prices, satisfy any liabilities relating to the Fund, and distribute the available balance to the Fund.

          (d) The Adviser may be removed by the Fund by 60 days' written notice.

          (e) If the Adviser goes into liquidation or bankruptcy, or if it ceases to be registered as an investment adviser under the Advisers Act, or if its ROC permit to act as Manager under the Management Contract has been revoked, it shall be deemed to have been forthwith removed as Adviser.

          (f) If the Adviser is removed or resigns, the Fund may appoint a new Adviser and enter into a new Agreement containing substantially the same terms and conditions as this Agreement, subject to satisfaction of the requirements set forth in, and subject to the provisions of Article 11.7 of the Management Contract.

          (g) This Agreement shall continue in full force and effect notwithstanding the resignation or removal of ICBC, or any successor, as Custodian under the Management Contract.

     (7) Liability of the Adviser. The Adviser may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be provided by the 1940 Act, neither the Adviser nor its stockholders, officers, directors, employees or agents shall be subject to, and the Fund shall indemnify and hold such persons harmless from and against, any liability for and any damages, expenses or losses incurred in connection with any act or omission in the course of, connected with or arising out of any services to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties or by reason of reckless disregard of the Adviser's obligations and duties under this

Agreement ("disabling conduct"); provided that the Adviser shall not receive any indemnification from the Fund against any liability to the Fund or its shareholders to which the Adviser would otherwise be subject unless there has been (1) a final decision on the merits by a court or other body before whom the proceeding alleging liability of the Adviser was brought that the Adviser was not liable by reason of disabling conduct, or (2) a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of disabling conduct, by (i) the vote of a majority of a quorum of the Fund's directors who are neither "interested directors" as defined in the United States Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors"), or (ii) an independent legal counsel in a written opinion; and provided further that, the Adviser shall not receive an advance of attorneys' fees or other expenses incurred by it in defending a proceeding alleging such liability except upon the undertaking of the Adviser to repay the advance unless it is ultimately determined that it is entitled to indemnification, but only if at least one of the following is also required as a condition to the advance: (1) the Adviser shall provide a security for its undertaking, (2) the Fund shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested, non-party directors of the Fund, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Adviser ultimately will be found entitled to indemnification.

     (8) Services Not Exclusive. It is understood that the services of the Adviser are not deemed to be exclusive, and nothing in this Agreement shall prevent the Adviser, or any affiliate thereof, from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities. When other clients of the Adviser desire to purchase or sell a security at the same time such security is purchased for the Fund, it is understood that such purchases and sales and will be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each client.

     (9) Miscellaneous.

          (a) This Agreement shall be governed by and constructed in accordance with the laws of the State of Delaware; provided that nothing herein shall be construed as being inconsistent with (i) the 1940 Act or the Advisers Act or regulations issued under such statutes, or (ii) applicable ROC law and regulations.

          (b) The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their instruction or effect.

          (c) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

          (d) Nothing herein shall be construed as constituting the Adviser an agent of the Fund.

          (e) If any of the parties to this Agreement changes its name, such changed name shall be automatically substituted therefore hereunder.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

                                         CHINA SECURITIES INVESTMENT

                                           TRUST CORPORATION


                                         By:

  ------------------------------------------------------------------------------
                                             Title:

                                         THE TAIWAN FUND, INC.

                                         By:

  ------------------------------------------------------------------------------
                                             Title:

                                                                    TWNCM2-PS-01

                                   PROXY CARD

                              THE TAIWAN FUND, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                SPECIAL MEETING OF STOCKHOLDERS - AUGUST 22, 2001


         The undersigned hereby appoints Lawrence F. Weber, Haichi Vicki Hau and Laurence E. Cranch, and each of them, the proxies of the undersigned with full power of substitution to each of them, to vote all shares of The Taiwan Fund, Inc. which the undersigned is entitled to vote at the Special Meeting of Stockholders of The Taiwan Fund, Inc. to be held at the offices of Clifford Chance Rogers & Wells LLP, 200 Park Avenue, 52nd Floor, New York, New York 10166, on Wednesday, August 22, 2001 at 11:00 A.M., New York time, and at any adjournments thereof. The undersigned hereby revokes all proxies with respect to such shares heretofore given. The undersigned acknowledges receipt of the Proxy Statement dated July 24, 2001.


         UNLESS OTHERWISE SPECIFIED IN THE BOXES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR ITEMS (1) and (2).

--------------------------------------------------------------------------------

                    PLEASE VOTE, DATE AND SIGN ON OTHER SIDE
                   AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------

Please sign exactly as your name(s) appear(s). When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?

------------------------------------       -------------------------------------

------------------------------------       -------------------------------------

------------------------------------       -------------------------------------


                               FRONT OF PROXY CARD

[X]      PLEASE MARK VOTES AS IN THIS EXAMPLE

1. The approval of a new Securities Investment Trust -- Investment Management and Custodian Contract.

                   For  [ ]      Against  [ ]       Abstain   [ ]


2.       The approval of a new U.S. Asset Advisory Agreement.

                   For  [ ]      Against  [ ]       Abstain   [ ]


3. In their discretion on any other business which may properly come before the meeting or at any adjournments thereof.

                   For  [ ]      Against  [ ]       Abstain   [ ]





         Mark box at right if an address change or comment [ ] has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy.   Date:
                                                   -----------------------------


------------------------------------       -------------------------------------
Stockholder sign here                      Co-owner sign here


RECORD DATE SHARES:


                                  BACK OF CARD